UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a–12

BLACKROCK DIRECT LENDING CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

SUPPLEMENT TO THE PROXY STATEMENT DATED APRIL 3, 2024
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2024

On April 3, 2024, BlackRock Direct Lending Corp. (the “Company”) mailed to its stockholders a definitive proxy statement (the “Proxy Statement”) for the Company’s annual meeting of stockholders to be held on May 23, 2024 (the “Annual Meeting”). This Supplement, which describes recent changes in the proposed nominees for election to the Board of Directors of the Company (the “Board”), should be read in conjunction with the Proxy Statement. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply and should be considered in voting your shares.

Withdrawal of Nominees for Election as Director

On May 1, 2024, Nik Singhal verbally informed the Company that he is resigning from the Company to pursue other business opportunities outside of BlackRock, Inc. Mr. Singhal tendered his formal resignation as a director and as Chief Executive Officer of the Company on May 2, 2024, effective immediately. As a result of the resignation of Mr. Singhal from his positions as a director and as Chief Executive Officer, the Company’s Board has withdrawn its nomination of Mr. Singhal to stand for election as a director at the Annual Meeting.

On May 8, 2024, John Doyle informed the Company that he is resigning from his roles as a director and as President and Chief Operating Officer of the Company. As a result of the resignation of Mr. Doyle from his positions as a director and as President and Chief Operating Officer, the Company’s Board has withdrawn its nomination of Mr. Doyle to stand for election as a director at the Annual Meeting.

Appointment of Messrs. Vig, Tseng and Mehring

On May 8, 2024, the Board of Directors appointed Rajneesh Vig to serve as a director, Chair of the Board, and Chief Executive Officer of the Company and Philip Tseng to serve as a director and President of the Company. On May 8, 2024, the Board of Directors appointed Jason Mehring to serve as Chief Operating Officer of the Company.

Nominees for Election as Director

The Board has nominated Mr. Vig and Mr. Tseng for election as directors of the Company to serve until the 2025 Annual Meeting of Stockholders of the Company, or until their respective successor is duly elected and qualifies. Each of Mr. Vig and Mr. Tseng is an “interested person” of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, so each of them would serve as an interested director of the Company. As of December 31, 2023, neither Mr. Vig nor Mr. Tseng directly or indirectly owned, controlled or held with the power to vote any of the Company's outstanding common shares.

Mr. Vig is a director, Chair of the Board and the Chief Executive Officer of the Company. Mr. Vig serves as the Chief Executive Officer and Chair of the Board of Directors of BlackRock TCP Capital Corp. (“TCPC”). Mr. Vig is also the Chief Executive Officer and Chair of the Board of Trustees of BlackRock Private Credit Fund (“BDEBT”). From 2013 to 2021, Mr. Vig served as a Director and the Chief Operating Officer of TCPC. Mr. Vig is also an executive officer of other funds managed by the BlackRock Capital Investment Advisors, LLC. From 2011 to 2018, Mr. Vig was a Managing Partner of Tennenbaum Capital Partners, LLC (“TCP”). From 2009 to 2010, he was a Partner of TCP. From 2006 to 2008, he was a Managing Director of TCP. He has served on the board of 36th Street Capital since 2015 and Edmentum since 2016, and on the Board of Trustees and was the Finance Committee Chair for Connecticut College from 2020 until mid-year 2023.

Mr. Tseng is a director and President of the Company. Mr. Tseng serves as President of TCPC and BDEBT and is a member of BlackRock’s Global Credit Platform. Mr. Tseng is Co-Head of U.S. Private Capital and is the Investment Committee Co-Chair for BlackRock’s U.S. Private Capital business. Mr. Tseng is responsible for co-leading the platform, originating and executing investment opportunities, and maintaining relationships with key deal sources and intermediaries across the U.S. Mr. Tseng is also Co-Chair of the Management Operating Committee for U.S. Private Capital and a member of the Private Credit Executive Committee for Global Credit. Prior to joining BlackRock, Inc., Mr. Tseng served on the Management Committee and was a Managing Partner at TCP. In addition to managing the growth and build out of TCP’s capital base, products, and investment processes, Mr. Tseng was responsible for sourcing, evaluating, structuring and executing private debt and equity investments. Prior to TCP, Mr. Tseng held roles in equity research and investment banking at Credit Suisse First Boston and Deutsche Banc Alex Brown. Mr. Tseng previously served as a Director on the Boards of First Advantage, ITC DeltaCom, Connexity Inc., and Anacomp, Inc. Mr. Tseng also served as a Director with the United States Tennis Association (USTA) Southern California and the California Science Center Foundation. Mr. Tseng currently serves as Chairman of AutoAlert. Mr. Tseng received his A.B. with honors in Economics from Harvard College and his M.B.A. from Harvard Business School.

The Board of Directors believes that each of Mr. Vig and Mr. Tseng has balanced and diverse experience, skills, attributes and qualifications, which allow the Board of Directors to operate effectively in governing the Company and protecting the interests of stockholders. Among the attributes common to Mr. Vig and Mr. Tseng is their respective ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the investment manager of the Company and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors.

The Company will continue to hold the Annual Meeting on May 23, 2024, at 10:30 a.m., Pacific Time at the following link: https://event.webcasts.com/starthere.jsp?ei=1657656&tp_key=3c8a4871a3.

Voting Matters

If you have already returned your proxy or provided voting instructions, you do not need to take any action unless you wish to change your vote. Proxies already returned by stockholders will remain valid and will be voted at the Annual Meeting unless revoked. Proxies received in respect of the election of Mr. Singhal or Mr. Doyle will not be voted with respect to their election, but will continue to be voted as directed or otherwise as set forth therein and described in the Proxy Statement with respect to all other matters properly brought before the Annual Meeting. If you have not yet returned your proxy card or submitted your voting instructions, please complete the enclosed updated card or submit instructions. Information regarding how to vote your shares is available in the Proxy Statement.

By order of the Board of the Company

/s/ Laurence D. Paredes
Laurence D. Paredes,
Secretary of the Company
Santa Monica, California
May 10, 2024

BlackRock Direct Lending Corp.
Proxy Card

Annual Meeting of Stockholders
Proxy for Annual Meeting of Stockholders to Be Held on May 23, 2024

The undersigned hereby appoints Laurence D. Paredes and Diana Huffman, and each of them, as proxies of the undersigned (the “Proxies”), each with the power to appoint his or her substitute, for the Annual Meeting of Stockholders of BlackRock Direct Lending Corp. (the “Company”) to be held over the web in a virtual meeting format on Wednesday, May 23, 2024, at 10:30 a.m., Pacific Time, and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Company held by the undersigned at the close of business on March 27, 2024.

By signing this Proxy Card, the undersigned acknowledges receipt of the Company’s Proxy Statement dated April 3, 2024 and the Company’s Proxy Supplement, dated May 10, 2024. The Company’s Proxy Statement and Proxy Supplement are available at: https://icx.efrontcloud.com/blackrock/login.aspx. The undersigned revokes all prior proxies and appoints the Proxies to vote its shares on the matters shown below and any other matters which may come before the Annual Meeting and all adjournments, and hereby ratifies and confirms all that said proxies, or any of them, may lawfully do by virtue thereof.

The Company’s Board of Directors recommend a “FOR” vote for each Director.

TO VOTE, MARK X BELOW.

Election of Directors	FOR	AGAINST	WITHHOLD
Eric J. Draut	☐	☐	☐
Rajneesh Vig	☐	☐	☐
Maureen K. Usifer	☐	☐	☐
Philip Tseng	☐	☐	☐
Karen L. Leets	☐	☐	☐

Date:

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